EWBC Earnings Results Second Quarter 2020 July 23, 2020

Forward-Looking Statements Forward-Looking Statements Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to our current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” “assumes,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs, and the negative thereof. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to, the impact of disease pandemics, such as the worldwide spread of COVID-19, on us, our operations and our customers and employees; and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may precipitate or exacerbate one or more of the below-mentioned and/or other risks, and significantly disrupt or prevent us from operating its business in the ordinary course for an extended period; changes in governmental policy and regulation, including measures taken in response to economic, business, political and social conditions, such as the Small Business Administration’s Payment Protection Program, the Board of Governors of the Federal Reserve Board System’s (the “Federal Reserve”) efforts to provide liquidity to the U.S. financial system, including changes in government interest rate policies, and to provide credit to private commercial and municipal borrowers, and other program designed to address the effects of the COVID-19 pandemic, as well as the resulting effect of all such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; changes in the U.S. economy, including an economic slowdowns or recession, inflation, deflation, employment levels, rate of growth and general business conditions; the changes and effects thereof in trade, monetary and fiscal policies and laws, including the ongoing trade dispute between the United States (“U.S.”) and the People’s Republic of China; fluctuations in our stock price; changes in income tax laws and regulations; our ability to compete effectively against other financial institutions in our banking markets; success and timing of our business strategies; our ability to retain key officers and employees; impact on our funding costs, net interest income and net interest margin from changes in key variable market interest rates, competition, regulatory requirements and our product mix; changes in our costs of operation, compliance and expansion; our ability to adopt and successfully integrate new technologies into our business in a strategic manner; impact of benchmark interest rate reform in the U.S. that resulted in the Secured Overnight Financing Rate selected as the preferred alternative reference rate to the London Interbank Offered Rate; impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber attacks; and other similar matters which could result in, among other things, confidential and/or proprietary information being disclosed or misused; adequacy of our risk management framework, disclosure controls and procedures and internal control over financial reporting; future credit quality and performance, including our expectations regarding future credit losses and allowance levels; impact of adverse changes to our credit ratings from major credit rating agencies; impact of adverse judgments or settlements in litigation; changes in the commercial and consumer real estate markets; changes in consumer spending and savings habits; impact on our international operations due to political developments, disease pandemics, wars or other hostilities that may disrupt or increase volatility in securities or otherwise affect economic conditions; changes in laws or the regulatory environment including regulatory reform initiatives and policies of the U.S. Department of Treasury, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the U.S. Securities and Exchange Commission, the Consumer Financial Protection Bureau and the California Department of Business Oversight — Division of Financial Institutions; impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on our business, business practices, cost of operations and executive compensation; heightened regulatory and governmental oversight and scrutiny of our business practices, including dealings with consumers; impact of reputational risk from negative publicity, fines and penalties and other negative consequences from regulatory violations and legal actions and from our interactions with business partners, counterparties, service providers and other third parties; impact of regulatory enforcement actions; changes in accounting standards as may be required by the Financial Accounting Standards Board or other regulatory agencies and their impact on critical accounting policies and assumptions; impact of other potential federal tax changes and spending cuts; our capital requirements and our ability to generate capital internally or raise capital on favorable terms; impact on our liquidity due to changes in our ability to receive dividends from our subsidiaries; any future strategic acquisitions or divestitures; continuing consolidation in the financial services industry; changes in the equity and debt securities markets; fluctuations in foreign currency exchange rates; a recurrence of significant turbulence or disruption in the capital or financial markets, which could result in, among other things, a reduction in the availability of funding or increases in funding costs, a reduction in investor demand for mortgage loans and declines in asset values and/or recognition of other-than-temporary impairment on securities held in our available-for-sale debt securities portfolio; impact of natural or man-made disasters or calamities, such as wildfires or conflicts or other events that may directly or indirectly result in a negative impact on our financial performance; and other factors set forth in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q, and particularly the discussion of risk factors within those documents. In addition to the risk factors enumerated above, the economic impact of the COVID-19 pandemic could cause actual outcome to differ, possibly materially, from our forward-looking statement due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on our business. The extent to which the COVID- 19 pandemic impacts us will depend on future developments that are uncertain and unpredictable, including the scope, severity and duration of the pandemic and its impact on our customers, the actions taken by governmental authorities in response to the pandemic as well as its impact on global and regional economies, and the pace of recovery when the COVID-19 pandemic subsides, among others. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, our results could differ materially from those expressed in, implied or projected by such forward-looking statements. We assume no obligation to update or revise such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2

East West Response to COVID-19 Employees SBA Paycheck Protection Program . Developed detailed return to office plan with . Processed and funded $1.8 billion for over phased return for associates. 7,200 small to medium-sized businesses and . Continue work-from-home plans for nonprofit organizations during 2Q20. associates who can perform work remotely. . Prepared locations: temperature screening, . Funds used to support over 170,000 plexiglass panels, PPE. employees. . All branches resumed normal business . Median loan size: $60,000. hours, including all 13 that were temporarily . Over 60% of loans under $100,000. closed due to COVID-19. COVID-19 Related Payment Deferrals Active Deferrals as of 6/30/2020 # of Deferrals $ of Deferrals % Deferred LTV of Deferred . 90% are 3-month deferrals. C&I 72 140 mil 1.2% N/A . Of the $1.6bn C&I and CRE loan CRE 235 1,431 mil 9.9% 53.4% Subtotal 307 1,571 mil 6.0% N/A deferrals, 45% are still making Residential Mortgage 2,917 1,309 mil 14.3% 50.7% partial payments during the Total Loans 3,224 2,880 mil 7.7% N/A deferral period. 3

Summary of Second Quarter 2020 Results Profitability: Returns on Assets & Equity 2.00% 40.0% 2Q20 1.74% 1.67% 1.58% Net Income 30.0% 1.30% $99 million 17.4% 15.7% 16.6% 0.83% 20.0% 12.9% 9.0% 2Q20 15.5% 14.1% 14.9% 10.0% 11.6% Diluted EPS 8.0% 0.00% 0.0% $0.70 2Q19* 3Q19 4Q19* 1Q20 2Q20 ROAA ROAE ROATE* Total Revenue * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. ROAA, ROAE & ROATE adjusted in 2Q19 & 4Q19 for non-GAAP items. $402 million Pre-Tax, Pre-Provision Income & PTPP Ratio Record Loans $260 $263 $266 $256 $249 4.00% $37.2 billion $250 3.50% $200 2.51% 3.00% 2.42% 2.37% 2.30% 2.08% 2.50% Record Deposits $150 $ $ in millions 2.50% 2.00% 2.30% $40.7 billion $100 1.83% 1.50% 1.00% $50 1.42% 0.50% 0.25% Adj.* Efficiency Ratio $- 0.00% 2Q19 3Q19 4Q19 1Q20 2Q20 38.1% Adj.* PTPP income Adj.* PTPP profitability ratio Avg. Fed Funds rate * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. 4

2Q20: Summary Balance Sheet

$ in millions, except per share data		06.30.20		03.31.20	% Change
Cash equivalents & ST investments	$	5,065	$	3,374	50%
AFS debt securities & repo assets		5,145		4,556	13%
Gross loans (ex. PPP)	$	35,487	$	35,895	-1%
PPP loans		1,747		-	NM
Total loans, net of discounts	$	37,233	$	35,895	4%
Allowance for loan losses ("ALLL")		(632)		(557)	13%
Net Loans	$	36,601	$	35,338	4%
Other assets		2,597		2,681	-3%
Total Assets	$	49,408	$	45,949	8%
Customer deposits	$	40,673	$	38,687	5%
Short-term borrowings		253		67	278%
FHLB advances & repo funding		957		1,096	-13%
PPP Liquidity Facility		1,428		-	NM
Other LT debt & finance lease liab.		152		152	0%
Other liabilities		958		1,043	-8%
Total Liabilities	$	44,420	$	41,046	8%
Total Stockholders' Equity	$	4,987	$	4,903	2%
Book value per share	$	35.25	$	34.67	2%
Tangible equity per share	$	31.86	$	31.27	2%
Gross loans / deposits		91.5%		92.8%	(124) bp
ALLL / gross loans		1.70%		1.55%	15 bp

Notable Items

Strong, well-diversified balance sheet.

- Total loan growth: $1.3bn, +15% annualized.
- Total deposit growth: $2.0bn, +21% annualized.
- Loan-to-deposit ratio of 91.5% as of 06.30.20, decrease from 92.8% as of 03.31.20: reflects strong deposit growth in 2Q20.
- Greater China loans: $1.2bn as of 06.30.20, -2% Q-o-Q.
- Greater China deposits: $2.2bn as of 06.30.20, +7% Q-o-Q.
- Funded the PPP loans through the Paycheck Protection Program Liquidity Facility ("PPPLF") by drawing on $1.4bn, strengthening already substantial liquidity and bolstering balance sheet capacity to serve customers.
- Strong liquidity: available borrowing capacity of $15.7bn as of 06.30.20, up from $13.0bn as of 03.31.20.

EAST WEST BANK

5

2Q20: Strong Capital Ratios . Growing Equity: Book value per share of $35.25 as of 06.30.20: +2% Q-o-Q and +8% Y-o-Y. . Tangible equity* per share of $31.86 as of 06.30.20: +2% Q-o-Q and +9% Y-o-Y. . Tangible equity* to tangible assets ratio of 9.2% as of 06.30.20. . Increasing risk-based capital ratios: CET1 capital, Tier 1 capital & total capital ratios all increased Q-o-Q as of 06.30.20. . Capital return to shareholders: . Dividend: Quarterly common stock dividend of 27.5 cents per share, or annualized $1.10 per share. . No buybacks during 2Q20. 13.9% 14.4% 12.4% 12.7% 12.4% 12.7% 10.5% 10.2% 9.7% 8.5% 7.0% 5.0% CET1 Tier 1 Total Leverage capital ratio capital ratio capital ratio ratio Higher of the Regulatory requirement for the Minimum Capital Ratio + 2.5% Conservation Buffer, EWBC as of 03.31.20 EWBC as of 06.30.20 or the Well Capitalized Ratio Note: regulatory capital ratios as of 06.30.20 are preliminary. * See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases. 6

2Q20: Record Loans of $37.2 billion Loan Mix as of 06.30.20: $37.2 billion* . EOP loan growth: 4% Q-o-Q (+15% LQA). ($ in billions) . Avg. loan growth: 6% Q-o-Q (+23% LQA). $1.7 $9.3 5% . C&I: 2Q growth from PPP. 25% . PPP: average balance of $1.5bn in 2Q20. . Real estate portfolio growth: total CRE: +11% LQA; $11.7 $14.5 31% residential mortgage: +12% LQA. 39% . As of 06.30.20, total C&I commitments of $16.1bn: $11.7bn in loans outstanding (ex. PPP) plus $4.5bn in C&I (ex. PPP) PPP Total CRE Residential mortgage & other consumer undisbursed commitments. . C&I loan line utilization: 72% as of 06.30.20, down Average Loans & Growth 45 $45.0 from 75% as of 03.31.20, and up from 71% as of 12.31.19. $37.1 $40.0 40 $34.4 $35.2 $33.0 $33.7 +9% +23% 1.5 35 $35.0 +8% +9% . Undertook rigorous loan portfolio review in 2Q20, 30 9.0 9.1 $30.0 8.3 8.6 8.8 covering over 50% of the C&I and CRE loan 25 $25.0 portfolios. 20 $20.0 12.7 12.9 13.4 14.0 14.4 15 $15.0 $ $ in billions 10 $10.0 5 12.0 12.2 12.2 12.2 12.1 $5.0 0 $- 2Q19 3Q19 4Q19 1Q20 2Q20 * Loan balances of $37.2bn as of 06.30.20 are net of deferred loan fees, unearned C&I (ex. PPP) PPP Total CRE Residential mortgage & other consumer fees, unamortized premiums and unaccreted discounts of $(72.1) million. PPP balances LQA avg. loan growth of $1.75bn as of 06.30.20 are net of origination fees of $(25.4). 7

06.30.20: Diversified Commercial Loan Portfolio Total Loans: C&I Loans by Industry as % of Total Loans Outstanding Total Residential Mortgage & 3% General Manufacturing & Wholesale Other Consumer Other Consumer 3% Oil & Gas 25% 3% Private Equity $11.7 billion 2% Entertainment $37.2 C&I 2% Real Estate Related 2% Technology & Life Science billion 31% 2% Consumer Goods 2% Clean Energy Total Loans 1% Healthcare 1% Grocers & Food Producers Total CRE 39% 10% All Other C&I PPP 5% Oil & Gas exposure: . Loans O/S: $1.3bn loans as of 06.30.20, down 6% Q-o-Q from $1.4bn. . Total commitments: $1.6bn as of 06.30.20, down by 8% Q-o-Q from $1.8bn. . Allowance for loan loss coverage: 9% of O&G portfolio. . Portfolio mix: 62% E&P; 32% midstream & downstream; 6% oilfield services & other. . E&P production mix through 2020: by volume: 29% oil, 55% gas & 16% NGL; by revenue: 58% oil, 33% gas & 9% NGL. . Production hedged: 73% oil and 74% gas hedged for 2020; and 46% oil and 61% gas hedged for 2021. 8

06.30.20: Diversified Commercial Real Estate Portfolio Total Loans: Total CRE Loans by Property Type as % of Total CRE Geographic Distribution Total Loans Outstanding Total Residential Other WA 8% Mortgage & 3% Other Consumer Retail, 9% TX 25% 6% NY PPP $14.5 billion MFR, 8% 6% $14.5 5% $37.2 Total CRE billion billion 39% Office, 7% SoCal Total CRE 54% Total Loans Industrial, 6% loans NorCal 23% C&I Hotel, 5% 31% All Other CRE, 4% . Geographic distribution reflects EWBC’s branch footprint. . Owner-occupied loans in CRE: $2.2bn, or 6% of total loans outstanding. . Included in All Other CRE are construction & land loans of $568mm, or 1.5% of total loans. Total construction & land exposure of $935mm comprises loans O/S plus $367mm in undisbursed commitments. 9

06.30.20: Low LTV Commercial Real Estate Portfolio LTV Distribution of Total CRE LTV & Size by Property Type > 70% >65% to 70% Average Weight. Avg. 7% 4% ($ in mm) Loan Size LTV Retail $ 2.2 mm 50% Multifamily 1.2 mm 52% >60% to 65% Office 3.8 mm 54% 16% $2.3 million Industrial 2.3 mm 51% Avg. size <=50% 52% 40% Hotel 8.2 mm 54% Construction & Weigh. avg. LTV 9.5 mm* 52% >55% to 60% Land 17% Other 1.9 mm 49% >50% to 55% Total CRE $ 2.3 mm 52% 16% * Construction & Land avg. size based on total commitment. . High percentage of CRE loans have full recourse & personal guarantees from individuals or guarantors with substantial net worth. . Many of our customers have long-term relationships with East West Bank. 10

06.30.20: Low LTV Single Family Mortgage Portfolio Geographic Distribution of SFR LTV Distribution SFR >60% 7% <=50% 32% $385,000 $7.7 billion Avg. outstanding Single-family SFR size mortgage >55% to 60% 53% 47% Avg. LTV >50% to 55% 14% . Single-family residential (SFR): $7.7bn as of 06.30.20, primarily originated through East West Bank branches. . Residential mortgage origination volume: $777mm in 2Q20, comprising $567mm of SFR and $210mm of HELOC originations, increased 6% Q-o-Q. Transaction volume picked up in May and June after a slower April. . Refinance transactions: 68% of residential mortgage origination volume in 2Q20, vs. 62% in 1Q20. 11

06.30.20: Low LTV HELOC Portfolio Geographic Distribution of HELOC LTV* Distribution HELOC >60% :: 3% Other WA 5% 10% >55% to 60% NY 33% $362,000 13% $1.5 billion SoCal Avg. HELOC 48% commitment HELOC <=50% Loan balance 49% 57% Avg. LTV* NorCal 24% * Combined LTV for 1st and 2nd >50% to 55% liens. Based on 7% commitment. . Home Equity Line of Credit (HELOC): $1.5bn loans outstanding plus $1.6bn in undisbursed commitments, for total commitment of $3.1bn as of 06.30.20. Utilization rate of 48% in 2Q20. . Similar to SFR loans, HELOCs primarily originated through East West Bank branches. . As of 06.30.20, 84% of HELOCs were in first lien position. 12

2Q20: Allowance for Loan Losses & Credit Costs Allowance for Loan Losses Coverage Ratio Provision for Credit Losses & Net Charge-offs 0.70% $632 4.80% 220 0.50% $557 0.26% $483 0.21% 0.30% $500 3.60% 0.09% 0.10% 0.01% $358 0.10% $311 102 $ $ in millions 2.40% 110 1.70% -0.10% 1.39% 1.55% 74 0.96% 1.03% $ in millions -0.30% 1.20% 38 19 22 19 19 -0.50% 8 8 1 $- 0.00% - -0.70% 12.31.18 12.31.19 01.01.20 (CECL) 03.31.20 06.30.20 2Q19 3Q19 4Q19 1Q20 2Q20 Allowance for loan losses ALLL/Loans HFI Provision for credit losses Net Charge-offs NCO ratio Composition of ALLL Over Time: . Allowance coverage of loans HFI: 1.70% as of 06.30.20. Total: $632 Total:1.70% . ALLL coverage change by loan type: Total: $557 31 0.34% . C&I (ex. PPP): 3.3%, +38bp Q-o-Q Total: $483 34 . Oil & Gas: 9.0%, +112bps Q-o-Q. 220 1.51% . All Other C&I: 2.6%, +28bps Q-o-Q. 33 160 Total: $358 . Total CRE: 1.5%, +38bps Q-o-Q (hotel, retail). 137 37 . Resi. mortgage & other consumer: 0.3%, -3bps Q-o-Q. 83 . 2Q20 provision for credit losses of $102mm: coverage portfolioby . Provision primarily driven by a more adverse macroeconomic 363 381 3.26% 313 $ in millions; ratio is allowance allowance isratio $ in millions; forecast as of 06.30.20, relative to 03.31.20, as well as loan 238 risk rating downgrades. 0 . Charge-offs primarily from oil & gas: $14mm or 64% of gross 12.31.19 01.01.20 (CECL) 03.31.20 06.30.20 06.30.20 charge-offs in 2Q20. ALLL by Loan Type: C&I (ex. PPP) Total CRE Residential mortgage & other consumer 13

2Q20: Asset Quality Metrics


Special Mention Loans
Special mention loan ratio by portfolio
4.8%
2.9%
1.0%
0.2%
11.0%
2.7%
1.1%
0.1%
03.31.20: 1.5% of loans
06.30.20: 1.5% of loans
Total: $576mm
$6
1%
$140
24%
SM:
1.5% of
total loans
$276
48%
$154
27%
C&I: oil & gas
All Other C&I (ex. PPP)
CRE
Resi. mortgage & consumer


Classified Loans
Classified loan ratio by portfolio
4.1%
2.3%
0.7%
0.3%
21.6%
1.6%
1.4%
0.4%
03.31.20: 1.2% of loans
06.30.20: 1.8% of loans
Total: $674mm
$36
5%
$164
24%
Classified:
1.8% of
total loans
$276
41%
$198
30%
C&I: oil & gas
All Other C&I (ex. PPP)
CRE
Resi. mortgage & consumer


Nonperforming Assets & NPA Ratio
$ in millions
$115
$93
$122
$151
$202
0.31%
0.23%
0.27%
0.33%
0.41%
12.31.17
12.31.18
12.31.19
03.31.20
06.30.20
Nonaccrual loans
OREO & other NPA
NPAs/Total assets

Nonaccrual loans prior to January 1, 2020 include only Non-PCI nonaccrual loans due to adoption of ASU 2016-13 on January 1, 2020.

- Criticized loans: 3.4% of total loans as of 06.30.20: $1,250mm.
  - Special mention: 1.5% of total loans: $576mm.
  - Classified: 1.8% of total loans. $674mm as of 06.30.20.
- Nonaccrual loans: 0.48% of total loans as of 06.30.20. $179mm as of 06.30.20.
  - Q-o-Q increase largely due to inflows of oil & gas and CRE loans, partially offset by pay-offs and charge-offs of C&I loans.
- Accruing loans 30-89 days past due: 0.30% of total loans as of 06.30.20. $113mm as of 06.30.20.

EAST WEST BANK
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2Q20: Record Deposits of $40.7 billion Deposit Mix as of 06.30.20: $40.7 billion . EOP loan-to-deposit ratio of 91.5% as of 06.30.20. ($ in billions) . EOP deposit growth of 5% Q-o-Q (+21% LQA). . Avg. deposit growth of 6% Q-o-Q (+26% LQA). $9.3 . Growth in avg. DDA: $2.4bn (+87% LQA). Avg. DDA 23% $13.9 increased to 34% of total deposits, up from 30% in 1Q20. 34% . Growth driven by strong growth from consumer and small $7.5 business commercial customers, and PPP funds held in 18% deposit accounts. $10.0 . Intentional run-off of higher-cost balances. 25% . Continued decrease in deposit costs: repricing of maturing CDs to lower rates, as well as further run-off of higher-cost DDA MMDA IB Checking & Savings Time balances. Average Deposits . Cost of total deposits: 0.47% avg. rate in 2Q; spot rate as of $39.9 06.30.20: 0.39%. $37.4 $37.5 40 $36.5 $40.0 $35.3 +26% . Cost of IB deposits: 0.71% avg. rate in 2Q; spot rate as of +13% +10% +1% 35 9.6 $35.0 06.30.20: 0.59%. 10.2 10.3 30 9.9 10.3 $30.0 6.9 . Domestic CD spot rate as of 06.30.20: 1.08%. Future 25 7.1 $25.0 7.3 7.2 7.6 maturities of CDs with interest rate >1.00%: 20 $20.0 9.9 . 3Q20: $2.0bn @ blended rate of 1.56%. $15.0 15 $ in billions 8.3 8.6 9.0 7.9 . 4Q20: $1.4bn @ blended rate of 1.45%. 10 $10.0 13.5 . 1Q21: $1.3bn @ blended rate of 1.26%. 5 10.2 10.7 11.0 11.1 $5.0 0 $- . Originations & renewals of CDs in 2Q20: $4.0bn @ blended 2Q19 3Q19 4Q19 1Q20 2Q20 rate of 0.43%. DDA MMDA IB Checking & Savings Time LQA average deposit growth . Compared to $4.6bn @ blended rate of 1.10% in 1Q20. . Q-o-Q decrease in rate reflects fed funds rate cuts in March. 15

2Q20: Summary Income Statement

$ in millions, except per share data		2Q20		1Q20		2Q20 vs. 1Q20 $ Change	2Q20 vs. 1Q20 % Change
Net Interest Income	$	343.8	$	362.7	$	(18.9)	-5%
Fee income & net gains on sales of loans*		52.2		54.4		(2.2)	-4%
Gains on sales of AFS debt securities		9.6		1.5		8.1	530%
Other		(3.2)		(1.9)		(1.3)	NM
Total Noninterest Income*	$	58.6	$	54.0	$	4.6	8%
Total Revenue	$	402.4	$	416.8	$	(14.3)	-3%
Adjusted noninterest expense	$	153.3	$	160.6	$	(7.3)	-5%
Debt extinguishment costs		8.7		-		8.7	NM
Amortization of tax credit & other investments + core deposit intangibles		25.7		18.3		7.4	41%
Total Noninterest Expense	$	187.7	$	178.9	$	8.8	5%
Provision for credit losses on loans	$	94.3	$	74.7		19.7	26%
Provision for credit losses on unfunded commitments		8.1		(0.8)		8.9	NM
Provision for credit losses	$	102.4	$	73.9	$	28.6	39%
Income tax expense		12.9		19.2		(6.3)	-33%
Effective tax rate		12%		12%		0%	
Net Income	$	99.4	$	144.8	$	(45.5)	-31%
Diluted EPS	$	0.70	$	1.00	$	(0.30)	-30%
Weigh. avg. diluted shares (in mm)		141.8		145.3		(3.5)	-2%

* See slide 18 for noninterest income detail by category.

Notable Items

- Gains on sales of AFS debt securities of $10mm, driven by $132mm in sales of municipal bonds in 2Q20.
- Debt extinguishment costs of $9mm. Prepaid $150mm of repurchase agreements in 2Q20.
- Amortization of tax credit & other investments: $25mm in 2Q20 vs. $17mm in 1Q20.
  - Q-o-Q change reflects valuation adjustments on other investments, and timing of tax credit investment.
  - 2Q20 effective tax rate: 12%, unchanged from 1Q20.
- Q-o-Q weighted average diluted shares decreased by 2% due to stock repurchase activity in Mar. 2020.

EAST WEST BANK

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2Q20: Net Interest Income & Net Interest Margin Net Interest Income & Net Interest Margin . 2Q20 NII: $344mm, down by $19mm or -5% Q-o-Q. 2Q included $21mm of PPP loan income, net of interest expense on PPPLF. 400 $367 $370 $368 $363 . 2Q20 NIM: 3.04%, down 40 bps Q-o-Q. 350 $344 300 . Impact to NIM from change in yields & rates (Q-o-Q): 250 . -65 bps from lower loan yields. 200 3.73% . -10 bps from lower other earning asset yields. 150 3.59% $ $ in millions 3.47% 3.44% . -8 bps from balance sheet mix shift. 100 3.04% 50 . +35 bps from lower funding costs. 0 . +8 bps of impact from PPP. 2Q19 3Q19 4Q19 1Q20 2Q20 . Loan repricing front-loaded in quarter: 31% of portfolio linked NII Net Interest Margin to LIBOR (predominantly 1M) and 27% linked to Prime rates. Average Loan Yield Relative to Prime & 1M LIBOR Avg. Cost of Deposits Relative to Fed Funds 6.00% 6.00% 2.50% 5.50% 5.30% 2.30% 4.91% 5.00% 4.71% 5.00% 5.28% 5.11% 1.83% 4.83% 3.98% 4.00% 4.00% 4.42% 3.00% 2.44% 3.00% 2.17% 3.25% 1.42% 1.79% 2.00% 1.41% 2.00% 1.57% 1.49% 1.34% 1.11% 1.17% 1.05% 0.94% 0.71% 1.00% 0.36% 1.00% 0.82% 0.47% 0.25% 0.00% 0.00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Avg. cost of deposits Avg. cost of IB deposits Avg. loan yield Avg. Prime Rate Avg. 1M LIBOR Rate Avg. Fed Funds Rate 17

2Q20: Noninterest Income Detail Fee Income & Net Gains on Sales of Loans * Total noninterest income: $59mm in 2Q20 vs. 60.0 $54mm in 1Q20. $54.4 $52.5 $52.2 $50.9 . Fee income and net gains on sales of loans: $48.9 50.0 $52mm in 2Q20, down $2mm or -4% Q-o-Q. 14.1 11.6 22% 14.1 11.8 11.1 . Decrease reflects lower customer transaction 40.0 volumes across several fee income lines of 3.1 6% 5.4 business. 3.8 4.8 4.2 4.6 9% 30.0 6.0 7.8 . Lending fees: $22mm in 2Q20, increased by 7.3 8.1 10.9 21% $6mm Q-o-Q, primarily due to an increase in the valuation of warrants received as part of lending $ $ in millions 9.8 9.6 10.4 20.0 9.7 relationships. 10.0 21.9 42% 17.2 16.4 15.0 15.8 Interest Rate Contracts and Other Derivative Income Detail 0.0 ($ in millions) 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 2Q20 Mix Revenue $ 11.8 $ 11.1 $ 14.1 $ 14.1 $ 11.6 Lending fees Deposit account fees Foreign exchange income CVA (1.4) (2.7) 3.7 (7.0) (5.5) Wealth management fees IRC revenue Net gains on sales of loans Total $ 10.4 $ 8.4 $ 17.8 $ 7.1 $ 6.1 * Fee income excludes: credit valuation adjustment (“CVA”) related to interest rate contracts (“IRC”) and other derivatives; net gains on . Revenue – interest rate contracts and other derivatives transaction fees. sales of securities; gains on sale of fixed assets, and other income. . CVA – related to interest rate contracts and other derivatives. 18

2Q20: Operating Expense & Efficiency Adjusted* Noninterest Expense Noninterest Expense & Efficiency Ratio 180.0 $165 $165.3 $160 $159 $161 70.0% $159.8 $158.6 $160.6 $170 $153 160.0 $153.3 26.7 38.0% 37.7% 38.3% 38.5% 38.1% 24.8 26.8 24.2 140.0 21.5 13% 3.2 2.1 1.2 5.4 2.6 6.0 6.1 1.4 1% 3.6 5.4 4% 9.7 11.2 10.0 120.0 9.9 11.8 8% 17.4 17.1 17.1 17.9 16.2 11% $- 0.0% 100.0 2Q19 3Q19 4Q19 1Q20 2Q20 Adj.* noninterest expense Adj.* efficiency ratio 80.0 $ $ in millions 60.0 100.5 97.8 101.1 102.0 97.0 63% . 2Q20 total noninterest expense: $188mm, increase 40.0 of 5% Q-o-Q. . 2Q20 adj.* noninterest expense: $153mm, decrease 20.0 of 5% Q-o-Q and down 4% Y-o-Y. 0.0 . Largest Q-o-Q decrease in compensation and 2Q19 3Q19 4Q19 1Q20 2Q20 2Q20 Mix employee benefits expense, followed by other Comp and employee benefits Occupancy & Equipment operating and legal expense. Computer software & Data processing Deposit & loan related Consulting Other operating expense . Notable decreases in other operating expense: marketing promotion expenses, travel expense. *See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s Earnings Press Releases. 19

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands, except per share data) (unaudited) During the first and second quarters of 2019, the Company recorded a $7.0 million pre-tax impairment charge and reversed $30.1 million of certain previously claimed tax credits related to the DC Solar tax credit investments (“DC Solar”), respectively. Management believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and adjusted return on average equity that adjust for the above discussed non-recurring items provides clarity to financial statement users regarding the ongoing performance of the Company and allows comparability to prior periods. Three Months Ended June 30, 2020 March 31, 2020 June 30, 2019 Net income (a) $ 99,352 $ 144,824 $ 150,380 Add: Reversal of certain previously claimed tax credits related to DC Solar — — 30,104 Adjusted net income (b) $ 99,352 $ 144,824 $ 180,484 Diluted weighted-average number of shares outstanding 141,827 145,285 146,052 Diluted EPS $ 0.70 $ 1.00 $ 1.03 Diluted EPS impact of reversal of certain previously claimed tax credits related to DC Solar — — 0.21 Adjusted diluted EPS $ 0.70 $ 1.00 $ 1.24 Average total assets (c) $ 48,228,914 $ 44,755,509 $ 41,545,441 Average stockholders’ equity (d) $ 4,982,446 $ 5,022,005 $ 4,684,348 Return on average assets (1) (a)/(c) 0.83% 1.30% 1.45 % Adjusted return on average assets (1) (b)/(c) 0.83% 1.30% 1.74 % Return on average equity (1) (a)/(d) 8.02% 11.60% 12.88 % Adjusted return on average equity (1) (b)/(d) 8.02% 11.60% 15.45% (1) Annualized. 21

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles, and the extinguishment cost on repurchase agreements. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. Three Months Ended June 30, 2020 March 31, 2020 June 30, 2019 Net interest income before provision for credit losses (a) $ 343,775 $ 362,707 $ 367,326 Total noninterest income 58,637 54,049 52,759 Total revenue (b) $ 402,412 $ 416,756 $ 420,085 Total noninterest expense (c) $ 187,696 $ 178,876 $ 177,663 Less: Amortization of tax credit and other investments (24,759) (17,325) (16,739) Amortization of core deposit intangibles (931) (953) (1,152) Repurchase agreements’ extinguishment cost (8,740) — — Adjusted noninterest expense (d) $ 153,266 $ 160,598 $ 159,772 Efficiency ratio (c)/(b) 46.64% 42.92% 42.29 % Adjusted efficiency ratio (d)/(b) 38.09% 38.54% 38.03 % Adjusted pre-tax, pre-provision income (b)-(d) = (e) $ 249,146 $ 256,158 $ 260,313 Average total assets (f) $ 48,228,914 $ 44,755,509 $ 41,545,441 Adjusted pre-tax, pre-provision profitability ratio (1) (e)/(f) 2.08% 2.30% 2.51 % Adjusted noninterest expense/average assets (1) (d)/(f) 1.28% 1.44% 1.54% (1) Annualized. 22

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. 23

Appendix: GAAP to Non-GAAP Reconciliation (cont’d) EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Adjusted return on average tangible equity represents adjusted tangible net income divided by average tangible equity. Adjusted tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets, impairment charge and the reversal of certain previously claimed tax credits related to DC Solar (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory rate of 28.35% for the three and six months ended June 30, 2020, and the three months ended March 31, 2020. Applied statutory rate of 29.56% for the three and six months ended June 30, 2019. (3) Included in Amortization of tax credit and other investments on the Consolidated Statement of Income. (4) Annualized. 24